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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 6, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                    91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)



          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On October 6, 2003, Mercer International Inc. issued a press release, a copy of which is included as an exhibit to this filing.

The  press  release  is  attached  hereto  as  Exhibit  99.1.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

EXHIBIT  NO.     DESCRIPTION
-----------      -----------

   99.1          Press  Release  issued by Mercer International Inc. on
                 October 6, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERCER  INTERNATIONAL  INC.

                                          /s/  David M. Gandossi
                                        ---------------------------
                                        David M. Gandossi
                                        Secretary


Date:     October  6,  2003

                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

     99.1           Press  release  issued by Mercer International Inc. on
                    October 6, 2003